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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported) February 12, 2007

                             WASTE CONNECTIONS, INC.
             (Exact name of registrant as specified in its charter)

                                    DELAWARE
         (State or other jurisdiction of incorporation or organization)

                           COMMISSION FILE NO. 1-31507

                                   94-3283464
                      (I.R.S. Employer Identification No.)

                        35 Iron Point Circle, Suite 200,
                     Folsom, CA 95630 (Address of principal
                          executive offices) (Zip code)

                                 (916) 608-8200
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02  Results of Operations and Financial Condition.

         See Item 7.01, below.

Item 7.01  Regulation FD Disclosure.

         On February 12, 2007, Waste Connections, Inc. issued a press release announcing its fourth quarter and full year 2006 earnings. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 8.01  Other Events.

         On February 12, 2007, Waste Connections, Inc. issued a press release announcing that its Board of Directors had approved a 3-for-2 stock split of its common stock, in the form of a 50% stock dividend. A copy of the press release is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

Item 9.01  Financial Statements and Exhibits.

           (d)    Exhibits.

                  99.1 Press Release, dated February 12, 2007, issued by Waste
                       Connections, Inc.

                  99.2 Press Release, dated February 12, 2007,  issued by Waste
                       Connections, Inc.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                               WASTE CONNECTIONS, INC.


                                               By:  /s/ Worthing F. Jackman
                                                    ----------------------------
                                                    Worthing F. Jackman,
                                                    Executive Vice President and
                                                    Chief Financial Officer

Date: February 12, 2007

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                                  EXHIBIT INDEX

Exhibit No.     DESCRIPTION
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99.1            Press Release, dated February 12, 2007, issued by Waste
                Connections, Inc.

99.2            Press Release, dated February 12, 2007, issued by Waste
                Connections, Inc.